Exhibit 99.1

JOINT FILING AGREEMENT

The undersigned acknowledge and agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that it knows or has reason to believe that such information is inaccurate. This Joint Filing Agreement may be executed in any number of counterparts and all such counterparts taken together shall constitute one and the same instrument.

Dated: April 7, 2017

INSIGHT VENTURE PARTNERS VIII, L.P.

By:	Insight Venture Associates VIII, L.P.,
its general partner

By:	Insight Venture Associates VIII, Ltd.,
its general partner

By:	/s/ Blair Flicker
	Name:	Blair Flicker
	Title:	Authorized Signatory

INSIGHT VENTURE PARTNERS (CAYMAN) VIII, L.P.

By:	Insight Venture Associates VIII, L.P.,
its general partner

By:	Insight Venture Associates VIII, Ltd.,
its general partner

By:	/s/ Blair Flicker
	Name:	Blair Flicker
	Title:	Authorized Signatory

INSIGHT VENTURE PARTNERS (DELAWARE) VIII, L.P.

By:	Insight Venture Associates VIII, L.P.,
its general partner

By:	Insight Venture Associates VIII, Ltd.,
its general partner

By:	/s/ Blair Flicker
	Name:	Blair Flicker
	Title:	Authorized Signatory

INSIGHT VENTURE PARTNERS VIII (CO-INVESTORS), L.P.

By:	Insight Venture Associates VIII, L.P.,
its general partner

By:	Insight Venture Associates VIII, Ltd.,
its general partner

By:	/s/ Blair Flicker
	Name:	Blair Flicker
	Title:	Authorized Signatory

INSIGHT VENTURE PARTNERS COINVESTMENT FUND III, L.P.

By:	Insight Venture Associates Coinvestment III,
L.P., its general partner

By:	Insight Venture Associates Coinvestment III,
Ltd., its general partner

By:	/s/ Blair Flicker
	Name:	Blair Flicker
	Title:	Authorized Signatory

INSIGHT VENTURE PARTNERS COINVESTMENT FUND (DELAWARE) III, L.P.

By:	Insight Venture Associates Coinvestment III,
L.P., its general partner

By:	Insight Venture Associates Coinvestment III,
Ltd., its general partner

By:	/s/ Blair Flicker
	Name:	Blair Flicker
	Title:	Authorized Signatory

INSIGHT VENTURE ASSOCIATES VIII, L.P.

By:	Insight Venture Associates VIII, Ltd.,
its general partner

By:	/s/ Blair Flicker
	Name:	Blair Flicker
	Title:	Authorized Signatory

INSIGHT VENTURE ASSOCIATES VIII, LTD.

By:	/s/ Blair Flicker
	Name:	Blair Flicker
	Title:	Authorized Signatory

INSIGHT VENTURE ASSOCIATES COINVESTMENT III, L.P.

By:	Insight Venture Associates Coinvestment III,
Ltd., its general partner

By:	/s/ Blair Flicker
	Name:	Blair Flicker
	Title:	Authorized Signatory

INSIGHT VENTURE ASSOCIATES COINVESTMENT III, LTD.

By:	/s/ Blair Flicker
	Name:	Blair Flicker
	Title:	Authorized Signatory

INSIGHT HOLDINGS GROUP, LLC

By:	/s/ Blair Flicker
	Name:	Blair Flicker
	Title:	Authorized Signatory

SCHEDULE A

As each of the Insight Funds is a limited partnership, it does not have Directors/Officers, but rather a general partner.  The general partners of the Insight VIII Funds and Insight Coinvestment Funds are, respectively, IVA VIII and IVA III.  As these GP entities are also limited partnerships, they too only have general partners.  These general partners are IVA VIII Ltd and IVA III Ltd.

The Directors/Officers of Insight Venture Associates Coinvestment III, Ltd are:

•	Blair Flicker, Alternate Director, General Counsel, Vice President, Authorised Officer

•	Deven Parekh, Vice President, Authorised Officer

•	Mark Lessing, Chief Financial Officer, Vice President, Authorised Officer

•	Jeffrey Horing, Director, Authorised Officer

•	Peter Sobiloff, Authorised Officer

•	Eric Goldstein, Authorised Officer

The Directors/Officers of Insight Venture Associates VIII, Ltd are:

•	Blair Flicker, Alternate Director, General Counsel, Vice President, Authorised Officer

•	Deven Parekh, Vice President, Authorised Officer

•	Mark Lessing, Chief Financial Officer, Vice President, Authorised Officer

•	Jeffrey Horing, Director, Authorised Officer

•	Peter Sobiloff, Authorised Officer

The Managers of Insight Holdings Group, LLC are:

•	Jeffrey Horing, Manager

•	Deven Parekh, Manager

•	Peter Sobiloff, Manager

•	Jeffrey Lieberman, Manager

•	Michael Triplett, Manager